UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)        July 18, 2001.

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

Delaware                                11-3209278
(State or other jurisdiction of    (I.R.S. Employer Identification No.)
incorporation or organization)

144-51 Northern Boulevard, Flushing, New York 11354
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

Item 5.    OTHER EVENTS

     Attached as Exhibit 99.1 is the Corporation's  press release announcing the approval  of a three  for two stock  split in the form of a 50% stock  dividend, payable on August 30, 2001.  Stockholders  will receive one additional share for every two shares of the  Corporation's  common  stock  held at the record  date,
August 10, 2001. Cash will be paid in lieu of fractional shares.

Item 7 (c).     EXHIBITS

99.1. Press release of Flushing Financial Corporation, dated July 18, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 18, 2001
          ---------------

                                 FLUSHING FINANCIAL CORPORATION

                                 By:      /s/ Michael J. Hegarty
                                          ----------------------
                                 Name:    Michael J. Hegarty
                                 Title:   President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit                                                              Page

99.1.    Press release of Flushing Financial Corporation,
         dated July 18, 2001                                            5

EXHIBIT 99.1.

CONTACT:

David Fry                               Van Negris / Phillip J. Denning
Vice President                          Kehoe, White, Van Negris and Company, Inc.
Flushing Financial Corporation          (212) 396-0606
(718) 961-5400

FOR IMMEDIATE RELEASE

           FLUSHING FINANCIAL CORPORATION APPROVES 3 FOR 2 STOCK SPLIT

     FLUSHING,  NY - JULY 18, 2001 -- Flushing  Financial  Corporation  (Nasdaq:
FFIC),  the parent  holding  company  for  Flushing  Savings  Bank,  FSB,  today announced  that  the  Board of  Directors  of the  Corporation  has  approved  a three-for-two  stock split of the  Corporation's  common stock to be paid in the form of a 50 percent stock dividend on August 30, 2001.  Stockholders  of record at the close of business on August 10, 2001 will  receive one  additional  share for every two  shares  they hold as of that  date.  Cash will be paid in lieu of fractional  shares.  Based on the shares  outstanding  as of June 30, 2001,  the number of shares  outstanding  will increase from  approximately  9.2 million to approximately 13.7 million.

     Michael J. Hegarty,  Flushing  Financial's  President  and Chief  Executive
Officer,  stated:  "Our  continued  strong  capital  position,  as  well  as our confidence  in the  opportunities  for future  growth,  underlie  the  Company's decision to declare a 50 percent stock dividend,  which we believe will increase our liquidity in the market."

     Flushing Financial  Corporation is the holding company for Flushing Savings
Bank,  FSB, a federally  chartered  stock  savings  bank  insured by the Federal
Deposit Insurance Corporation  ("FDIC").  The Bank conducts its business through ten banking offices located in Queens,  Brooklyn,  Manhattan,  Bronx, and Nassau
County.

     "Safe Harbor" Statement under the Private Securities  Litigation Reform Act of 1995:  Statements  in this  Press  Release  relating  to  plans,  strategies, economic  performance and trends,  projections of results of specific activities or investments  and other  statements  that are not  descriptions  of historical facts may be  forward-looking  statements  within  the  meaning  of the  Private
Securities  Litigation Reform Act of 1995,  Section 27A of the Securities Act of
1933 and  Section 21E  of the Securities  Exchange Act of 1934.  Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ  materially  from those  currently  anticipated  due to a number of factors,  which include,  but are not limited to, risk factors  discussed in the
Company's Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange  Commission from time to time.  Forward-looking statements may be identified by terms such as "may", "will", "should",  "could",
"expects",   "plans",   "intends",   "anticipates",   "believes",   "estimates",
"predicts",  "forecasts",  "potential"  or  "continue"  or similar  terms or the negative of these terms. Although we believe that the expectations  reflected in the  forward-looking  statements  are  reasonable,  we cannot  guarantee  future results,  levels of activity,  performance or  achievements.  The Company has no obligation to update these forward-looking statements.

     Additional information on Flushing Financial Corporation may be obtained by visiting the Company's web site at http://www.flushingsavings.com.

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